Central
Fidelity

Commercial Note

Borrower's Name   Hampshire Designers, Inc.    Officer   Charles H. Brown / 412
Three Hundred Twenty Thousand and 00/100   Dollars ($320,000.00)
Loan Amount
Date: 02/08/95 _X__ New  ___ Renewal Account No. 132949983   Note No. ___

For Value Received, the undersigned (hereinafter individually and collectively called the "Borrower") unconditionally (and jointly and severally, if more than one) promises to pay to the order of CENTRAL FIDELITY NATIONAL BANK (said bank and any other holder hereof, the "Bank"), without offset or deduction, at any of the Bank's offices or at such other place as the holder of this note may designate, in U.S. Dollars, the loan amount shown above, together with interest on the unpaid balance of such loan amount from the date hereof at the rate and on the terms set forth in this note (this "Note").

Interest:  Interest on the unpaid balance of this note shall accrue at:
_X___ a fixed rate of 10.4000% per year until 02/10/98, then at
_X___ a variable rate (the "Variable Rate") equal to the rate set forth in the index described below (the "Index") plus 3.2500%
The index on which the Variable Rate is based is:
____ the Bank's prime rate, which is the rate of interest announced from tim to time by the Bank as its prime rate, but which may not be the lowest rate of interest charged by the Bank: or
_X___  the weekly average yield on U.S. treasury securities adjusted to a
constant maturity of  3         years; or
____ other:   ________________________________

The Variable Rate shall change:
____ on the same day the Index changes: or _X___ other; on 02/10/98

Interest shall be charged and calculated on the basis of a 360-day year and shall be paid for the actual number of days elapsed. If this is a Variable Rate loan, the below described payments are subject to change and when the Variable Rate changes.

Repayment: The indebtedness evidenced by this Note shall be paid by the Borrower to the Bank as follows: ____ DEMAND On demand, with interest payable on the ____day of each ___________, beginning __________,19___ ____ TIME By one principal payment due and payable on _______ , 19____, with interest payable ____ monthly, ____ quarterly, ____ at maturity or ____ other:
__________________________________________, beginning ____________ 19_______
TERM LEVEL PAYMENT In 71 equal installments of principal and interest in the amount of $6,019.11*, each payable on the 10th day of each Month, beginning 03/10/95, and continuing until 02/10/01 when the entire principal balance and all accrued, unpaid interest thereon, if any, shall be due and payable.

____ TERM-VARIABLE PAYMENT In ___ equal installments of principal in the amount of $______, each payable on the _____ day of each _______ , ________, beginning __________,19___ together with interest, payable on the _______ day of each
__________, beginning ________ , 19__ and continuing until _______ , 19__, when the entire principal balance and all accrued, unpaid interest thereon, if any, shall be due and payable.

____ MASTER BORROWING NOTE This is: ____ a closed-end transaction. The Borrower may borrow up to the loan amount shown above but may not reborrow amounts that have been repaid. ____ an open-end revolving line of credit. Subject to the terms of an agreement between the Borrower and the Bank, the Borrower may from time to time borrow and repay and reborrow up to the loan amount shown above.

Principal payable _____ on demand or _____ by one payment due and payable on _____, 19__ plus interest payable on the _______ day of each _________ , beginning ______, 19__, but the Borrower shall be liable for only so much of the loan amount shown above as shall be advanced by the Bank from time to time, less all payments made by or for the Borrower and applied by the Bank to principal, all as shown on the Bank's books and records, which shall be presumptive evidence of the amount owed hereunder.

_X___ OTHER REPAYMENT *On 02/10/98 the equal payments of principal and interest shall be adjusted to an amount sufficient to amortize the loan, based on the then current rate, by 02/10/01.

Prepayment Penalty: The Borrower may prepay this Note in whole or in part at any time and from time to time, but the Borrower ____ must __X__ must not pay to the Bank a non-refundable prepayment penalty calculated as follows:
___________________________

Collateral: This Note is secured by Modular Waste Water Pretreatment Plant located at the Natalie Knitting Mills plant in Chilhowie, Va. and all proceeds thereof (collectively, the "Collateral").

IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

Confession of Judgment: The Borrower and the endorsers hereof hereby each appoint Mark L. Esposito and Charles H. Brown as its (their) attorneys-in-fact, each of whom shall have the power to confess judgment against the Borrower and/or any of the endorsers hereof in favor of the Bank in the Clerk's Office of the Circuit Court of Abingdon, Virginia or in any other court of proper jurisdiction for the unpaid balance of the Note, plus costs, expenses and attorney's fees as specified herein, upon the occurrence of an Event of Default (as defined on Page 2 hereof).

Other Provisions: A non-refundable service charge of $1,700.00 is due and payable at closing.

Borrower accepts and agrees to be bound by all the terms and conditions of this Note, including those set forth on Page 2 hereof.

WITNESS the following Borrower's signature(s) and seal(s).

Hampshire Designers, Inc.
_________________________ (Seal)
Individual Borrower Name:

__________________________
(Non-Individual Borrower)

__________________________ (Seal)
Individual Borrower Name:

By: /s/ Charles W. Clayton (Seal)
___________________________
Name and Title: Charles W. Clayton, Vice President

For value received, the endorsers signing below agree unconditionally to be bound, jointly and severally, by all terms and conditions of this Note, including those set forth on Page 2 hereof

WITNESS the following Endorser's signature(s) and seal(s).

Hampshire Group, LTD
By: /s/ Charles W. Clayton
______________________(Seal)
Name: Charles W. Clayton, Chief Financial Officer

Covenants:

Until this Note is paid in full, the Borrower, each maker, endorser and guarantor of this Note (individually, a "Party"; collectively, the "Parties") agree to be bound, jointly and severally, as follows:

1. The Parties shall pay all amounts due under this Note in accordance with its terms without offset or deduction. A late charge of 5% of any payment due and not received within 7 days of its due date shall be payable on demand.

2. Payment or prepayments on this Note shall be applied first to late charges due hereunder, then to reimburse the Bank for any costs and expenses incurred by the Bank hereunder or under any document related to the loan evidenced hereby, then to any applicable prepayment premium or penalty, then to accrued interest and the remainder to reduce the principal balance hereof.

3. This Note may be renewed, extended or modified from time to time, whether before, at or after maturity, without notice to or consent by any Party.

4. The Parties shall pay all costs and expenses incurred by the Bank in collecting this Note, with or without litigation, or in preserving, perfecting or disposing of any of the Collateral, including attorney's fees in the amount of 25% of the amount due hereunder if the Bank retains or uses the services of an attorney in connection therewith.

5. The liability of any Party may from time to time be compromised, discharged or released without notice to or consent by any other Party.

6. The Parties shall provide the Bank with such financial information and data as the Bank may from time to time request.

7. The liability of any Party shall not be affected by any failure, neglect or omission of the Bank to exercise any right or remedy that it may have or any determination that any of the Collateral, lien or security interest taken by the Bank as security is either invalid, unperfected, damaged or destroyed.

8. The Bank shall not be required to take action against any Party or resort to any of the Collateral, and the Bank may without notice to or consent by any Party permit the substitution, exchange or release of any of the Collateral.

9. If provided for in this Note, the Bank may adjust the Variable Rate on this Note or any renewals or extensions hereof without prior notice to or consent by any Party.

10. The Parties waive presentment, demand, protest, notice of dishonor and all defenses based on suretyship or impairment of collateral.

11. The Parties waive the benefit of all homestead and other exemptions to the fullest extent permitted by law.

12. The Parties shall maintain their existence in good standing as maybe from time to time required by applicable law.

Collateral:

1. The Collateral secures the performance by the Parties of each and all of the covenants contained in this Note as well as in any document related to the loan evidenced hereby.

2. The Collateral secures all advances made under this Note and any renewals, extensions or modifications hereof.

3. The Parties shall comply with, or shall cause the owner(s) of the Collateral to comply with, any document relating to the Collateral.

4. The Bank shall have the right to apply the proceeds from the disposition of any of the Collateral in such manner as it shall from time to time determine.

5. Except as prohibited or limited by law, the Collateral and the proceeds thereof shall also secure any other present or future indebtedness of any Party to the Bank and any collateral securing other indebtedness of any Party to the Bank shall also be deemed to be a part of the Collateral.

Events of Default: Any one of the following events shall constitute an "Event of Default" under this Note:

1. If any payment on this Note, or if any payment on any other present or future debt or obligation of any Party to the Bank, is not paid when due.

2. If any Party breaches any covenant, condition or provision of this Note or of any other instrument or agreement delivered to the Bank in connection with this or any other transaction with the Bank, or if any Party makes a materially false or misleading statement to the Bank.

3. If any of the Collateral is lost, abandoned, destroyed, severely damaged, involved in a legal proceeding, sold or transferred except as permitted by prior agreement with the Bank.

4. If any Party dies or becomes incompetent, dissolves, merges, consolidates, changes a general partner or there is a change in the ownership of more than 20% of any Party's stock or partnership interests or membership interests or any Party ceases to be a going concern.

5. If a petition or complaint under any bankruptcy, insolvency or other law seeking reorganization, liquidation, dissolution or other relief is filed by or against any Party, or if any Party becomes insolvent or unable or admits an inability to pay its debts as they become due.

6. If any property of any Party is seized, attached or levied on, or if a receiver or custodian is appointed for any Party.

7. If the Bank believes in good faith that (a) the prospect of payment or performance hereunder is impaired, (b) any of the Collateral is impaired or (c) a material, adverse change has occurred in any Party's financial condition.

8. If any guaranty or endorsement obtained in connection with this Note is terminated, or if any guarantor or endorser denies liability thereunder.

9. If any instrument, agreement or collateral document entered into or furnished in connection with this transaction is rendered unenforceable, or if any Party denies liability hereunder or thereunder or in connection herewith or therewith.

Remedies:

Upon the occurrence of an Event of Default, the Bank shall have the right to accelerate and declare this Note due and payable in full without demand or notice. The Bank shall have all of the rights and remedies of a secured party under the Uniform Commercial Code, as well as all of the rights and remedies granted by other applicable law or under any document related to the loan evidenced by this Note or to any of the Collateral. Without limiting the generality of the foregoing, the Bank shall have the right, immediately and without further action or notice, to set off against this Note all money, accounts, credits, securities or other property owed by the Bank in any capacity to any Party or held by the Bank, whether or not due, and to set off against all other liabilities of any Party to the Bank all money owed by the Bank in any capacity to each or any Party whether or not due. All rights and remedies of the Bank under this Note, under any document given to the Bank in connection with this Note and under applicable law shall be cumulative and not exclusive and may be exercised successively or concurrently. The Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies and no waiver of any kind shall be deemed to have occurred unless in writing and signed by an authorized officer of the Bank. Following the occurrence of an Event of Default this Note shall continue to bear interest at the rate provided for herein until paid.

Miscellaneous Provisions:

1. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

2. If any provision of this Note shall be prohibited or held invalid by applicable law, that provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating either the remainder of such provision or the remainder of this Note.

3. Any notice to any Party shall be deemed to have been given if mailed, postage prepaid, to the address of the Party as such address then appears on the Bank's files.

4. The Bank shall have the right to correct patent errors or omissions in this Note without affecting the validity of this Note or the liability of any Party.

5. This Note shall be binding upon the Parties, their heirs, personal representatives, successors and assigns and shall inure to the benefit of the Bank and its successors and assigns and any future holders hereof. Each Party agrees not to assert against any future holder of this Note any claim or defense it may have against the Bank.

6. With respect to the Collateral, this Note is a security agreement and the Party(ies) owning the Collateral hereby grants to the Bank a security interest in the Collateral and the proceeds thereof to secure this Note.

INITIALS:    Borrower:  CWC

Endorsers:    CWC

Central Fidelity
Security Agreement - Commercial

Abingdon, Virginia                     02/08/95

Hampshire Designers, Inc. a Delaware corporation (the "Pledgor"), with its principal place of business located in Anderson, SC, and with an address of 215 Commerce Boulevard, Anderson, SC 29622, for value received, hereby assigns, conveys, transfers and grants a continuing security interest to CENTRAL FIDELITY NATIONAL BANK with an address of 102 Wall Street, Abingdon, VA 24210, Virginia (the "Bank"), in the Collateral as defined, checked and filled in below:

COLLATERAL (check appropriate boxes):

____ ACCOUNTS. Each and every account, receivable, contract right, chattel paper and instrument, as those terms are defined in the Uniform Commercial Code as adopted in Virginia (the "UCC"), and all other rights of the Pledgor to the payment of money of every nature, type and description, whether now owing to the Pledgor or hereafter arising, and all monies and other proceeds (cash or non-cash), including, without limitation, the following: all accounts, accounts receivable, book debts, securities, instruments and chattel paper, books of account and records of the Pledgor, deposit account balances, notes, drafts, acceptances, rents, payments under leases or sales of Equipment or Inventory (as defined below) and other forms of obligations now or hereafter received by or belonging or owing to the Pledgor for goods sold or leased and/or services rendered by it, and all of the Pledgor's rights in, to and under all purchase orders, instruments and other documents now or hereafter received by it evidencing obligations for and representing payment for goods sold or leased and/or services rendered, and all monies due or to become due to the Pledgor under all contracts on the sale or lease of goods and/or the performance of services by it, now in existence or hereafter arising, including, without limitation, the right to receive the proceeds of said purchase orders and contracts; all contracts, leases, instruments, undertakings, documents or other agreements in or under which the Pledgor may now or hereafter have any right, title or interest; all customer lists, tax refunds due the Pledgor from any governmental agency; and any and all proceeds of any of the above; and

____ INVENTORY. Any "inventory", as such term is defined in the UCC, now owned or hereafter acquired by the Pledgor, of every nature, type and description, wherever located, including, without limitation, all of the Pledgor's goods or personal property held for lease or sale or being processed for lease or sale, all raw materials, work in progress, finished goods, packaging materials, and all other materials or supplies used or consumed or to be used or consumed in the Pledgor's business or in the processing, packaging or shipping of the same; and any and all proceeds and products of any of the above; and

____ EQUIPMENT. Any "equipment", as such term is defined in the UCC, now owned or hereafter acquired by the Pledgor, including, without limitation, any equipment described on a schedule attached hereto, all tools and items of machinery and equipment of any kind, nature and description whether affixed to real property or not, as well as trucks and vehicles of every description, trailers, handling and delivery equipment, furnishings, fixtures and office furniture and all other tangible personal property of the Pledgor of every nature, type and description, and any and all additions to, substitutions for and replacements of or accessions to and property similar to any of the foregoing, wherever located, together with all attachments, components, parts (including spare parts), equipment and accessories installed thereon or affixed thereto and all fuel for any thereof; and any and all proceeds of any thereof; and

____ GENERAL INTANGIBLES. Any "general intangibles", as such term is defined in the UCC, now owned or hereafter acquired by the Pledgor or in which the Pledgor now has or hereafter acquires any right, title or interest, including, without limitation, (a) all of the Pledgor's chooses in action, things in action, suits, actions, causes of action and claims of every kind and nature, whether at law or in equity, (b) all condemnation awards and insurance proceeds, (c) tax refunds, rights and claims thereto and other payments from any local, state or federal government authority or agency, (d) all contract rights, licenses, permits, zoning approvals, rights, agreements and all other private or governmental documents of every kind or character whatsoever and (e) all customer lists, servicing rights, patents and patent rights (whether or not registered), licenses, permits, uncertified securities, trade marks, service marks, trade names, logos, copyrights, computer programs and software, goodwill; and any and all proceeds of any of the above; and

____ OTHER. Modular Waste Water Pretreatment Plant and any and all proceeds thereof, all collectively referred to hereinafter as "Other Collateral".

(The Accounts, Inventory, Equipment, General Intangibles and Other Collateral, or such as are checked above, including all instruments, documents, securities, cash and property of any of the foregoing, owned by the Pledgor or in which the Pledgor has an interest, which now or hereafter are at any time in the possession or control of the Bank or in transit by mall or carrier to or from the Bank or in the possession of any third party acting on behalf of the Bank, without regard to whether the Bank received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether the Bank had conditionally released the same, and any deposit accounts of the Pledgor with the Bank against which the Bank may exercise its right of setoff, are hereinafter collectively referred to as the "Collateral"). Proceeds of the Collateral shall include any proceeds of insurance thereon against fire or physical damage whether or not such policy shall contain an endorsement in favor of the Bank. All other terms used herein which are defined in the UCC shall have the meanings therein stated.

The security interest hereby granted is to secure the payment to the Bank and the performance of each and all of the duties, obligations, debts and liabilities of every kind and description owing or to become owed by Hampshire Designers, Inc. (the "Obligor") to the Bank, now existing or hereafter incurred, whether matured or unmatured, direct or indirect, secured or unsecured, original, extended or renewed, absolute or contingent, whether originally contracted with or acquired by the Bank, whether contracted alone or jointly and/or severally with others, whether or not evidenced by negotiable instruments or other writings and any renewals, extensions or substitutions thereof and including lines of credit and obligations with respect to letters of credit or any draft presented in connection therewith; all future advances made by the Bank; interest charges thereon at the rates herein or therein specified, or if no interest is provided for, interest at the judgment rate; all costs, expenses and attorney's fees incurred by the Bank in connection with the collection of any of the foregoing or in the protection or enforcement of the Bank's rights or remedies hereunder or under any instrument or document given in connection with any of the foregoing; all sums advanced by the Bank to or for the benefit of the Pledgor or the Obligor pursuant to the provisions of this Agreement; and the payment and performance of all of the covenants contained in this Agreement.

All of the foregoing duties, undertakings, debts, obligations and liabilities of the Obligor are hereinafter referred to collectively as the "Obligations". The term "Obligations" is used in its broadest sense to include, but is not limited to, extensions of credit, interest, charges, costs, duties of performance and obligations to repay indebtedness of any kind owed by the Obligor to the Bank.

1.  Representations.

(a) The Pledgor now owns, or will use the proceeds of the loan advances secured hereby to become the Owner of, the Collateral and has the right to grant to the Bank a security interest therein.

(b) The records relating to the Collateral will be located at the address set forth in the first paragraph of this Agreement unless a different address is hereby specified:

(c) The Collateral will be located at the address set forth in the first paragraph of this Agreement unless a different address is hereby specified:
Natalie Knitting Mills, 1200 Rouse Park, Chilhowie, VA 24319.

Except in connection with the delivery of Inventory to purchasers in the ordinary course of business, the Pledgor will not change the location of the Collateral or cause such Collateral to be moved, maintained or stored in any other location without giving the Bank at least thirty (30) days prior written notice, and the Pledgor will not move the Collateral from the state without prior written consent of the Bank.

d) All or a part of the Collateral is or will be attached to real estate described as _____________ and its record owner is _______________ (if more than one record owner, all must be shown). Notwithstanding the above, and regardless of the manner of the affixation, the Collateral shall remain personal property and will not become part of the real estate. The Pledgor will, on demand, obtain a waiver or disclaimer in favor of the Bank in a form satisfactory to the Bank. signed by all persons having an interest in real estate which is superior to the Banks security interest.

(e) The Pledgor has not previously assigned or encumbered any Collateral, and no financing statement covering the Collateral or any proceeds thereof is on file in any public office except those in favor of the Bank. The Pledgor has full authority from its directors and/or shareholders or partners (if any) to grant a security interest in the Collateral to the Bank.

(f) The Accounts hereby assigned are bona fide and correct in amount, and there are no set-offs, counterclaims or defenses of any kind thereto, except as may have been disclosed to the Bank in writing.

(g) The Collateral is not and shall not be used for personal, family, household or farming use.

(h) The Pledgor has delivered to the Bank all documents of title evidencing Inventory, including, but not limited to, bills of lading, dock warrants, dock receipts and warehouse receipts. The Pledgor has also delivered to the Bank all Collateral of which the Bank is required to take possession in order to perfect its security interest, consisting of the following:______________

2. Covenants. Until the Obligations are paid and/or performed in full, the Pledgor agrees:

(a) To promptly pay, without offset or deduction, any amount due hereunder or under any other Obligation, whether principal, interest, late charges or otherwise, even if the Collateral is lost, damaged, or destroyed, so long as the Pledgor is the Obligor.

(b) To pay when due all taxes, licenses, repair bills and other assessments and public or private charges and to forward to the Bank upon request evidence of such payments.

(c) To maintain hazard insurance with extended coverage and any other insurance on the Collateral as the Bank may require, in form and amount and with an insurer satisfactory to the Bank, showing the Bank as loss payee, and to furnish the Bank with satisfactory evidence of such insurance. If the Pledgor fails to obtain or maintain insurance, the Bank, without waiving its right to declare the Pledgor in default, may obtain such insurance at the Pledgor's expense. The Pledgor hereby grants the Bank a security interest in any tax or insurance escrow account and the proceeds of any insurance, whether paid by reason of loss, injury, return premium or otherwise, and such proceeds are hereby assigned to the Bank and shall be applied to the payment and performance of the Obligations or, to the extent necessary, to the cost of repair or restoration of the damaged Collateral, if the Bank so directs. In the latter case, the Bank may retain any part of the insurance proceeds until the Collateral has been repaired or restored to the satisfaction of the Bank. The Pledgor hereby irrevocably appoints the Bank, through any officer designated by the Bank, as its true and lawful attorney-in-fact for the Pledgor, with power to act in the Pledgor's name with respect to any insurance checks, drafts, releases or proceeds. This appointment shall be deemed a power coupled with an interest and shall not be terminable by the Pledgor so long as the Obligations are unpaid.

(d) To keep and maintain, at the Pledgor's own expense, satisfactory, complete and current records of the Collateral, including, but not limited to, a record of all shipments received, deliveries made, payments received, credits granted thereon and other dealings therewith; and to furnish such reports to the Bank as the Bank may request from time to time.

(e) To keep the Collateral in good order and repair, at the Pledgor's expense. The Pledgor will not violate any federal, state or local law or regulation, including, without limitation, environmental laws and regulations, in the use, operation, manufacture or storage of the Collateral.

(f) To execute and deliver on demand such further assurances and to take such steps as may be necessary to perfect and maintain the Bank's security interest in the Collateral (including, but not limited to, obtaining certificates of title showing the Bank's lien and executing assignments and financing and continuation statements) and to preserve the priority of the Bank's security interest and lien on the Collateral. The Pledgor will reimburse the Bank for all expenses incurred in the filing and obtaining of such documents.

(g) To pay promptly upon demand the Bank's costs and expenses, including attorney's fees, in connection with any litigation, claim, action or proceeding that may arise in connection with the collection, enforcement or protection of the Obligations, their terms or the Collateral.

(h) Not to sell, rent, lend, encumber or transfer any of the Collateral or any portion thereof without prior written consent of the Bank [except for the processing and sale of Inventory in the ordinary course of business as long as no "Event of Default" (as defined below) has occurred]. The Pledgor will not permit any liens or security interests to attach to any of the Collateral except those created by this Agreement, will not permit any of the Collateral to be levied upon or seized under any legal process and will not permit anything to be done that may impair the security intended to be afforded by this Agreement.

(i) To furnish the Bank from time to time, upon request, with the Pledgor's then current financial statement in form and detail satisfactory to the Bank, as well as such other financial information as the Bank may request from time to time.

(j) To maintain its existence in good standing as may be from time to time required by applicable law. The Pledgor will not merge, consolidate or change a general partner or a shareholder owning more than 20% of the Pledgor's stock, without prior written approval of the Bank. The Pledgor 'will not change its name without giving the Bank at least thirty (30) days prior written notice and delivering to the Bank financing statements in the new name, duly filed in each jurisdiction where financing statements must be filed to perfect a security interest in the Collateral. At the request of the Bank, the Pledgor will qualify to do business and obtain all requisite licenses and permits in each state in which such qualification may be necessary in order to maintain any action to collect any Account.

(k) To permit the Bank to enter upon the Pledgor's premises and inspect the Collateral and the books and records pertaining thereto; and for the further security of the Bank, it is agreed that the Bank has a special property interest in all books and records of the Pledgor pertaining to Accounts. The Pledgor shall, at its own expense and cost, deliver any such books, account ledgers and records to the Bank or any designated agent of the Bank at any time upon request.

(1) To notify the Bank immediately in the event that any Inventory purchased by or to be delivered to the Pledgor shall be evidenced by a bill of lading, dock warrant, dock receipt, warehouse receipt or other document of title, and to deliver such document to the Bank upon request. The Pledgor also agrees to deliver to the Bank all Collateral of which the Bank is required to take possession in order to perfect its security interest therein, promptly upon the acquisition by the Pledgor of any interest in such Collateral after the date hereof.

(m) Not to compromise, modify or discount any Account, except for ordinary trade discounts or allowances for prompt payment, without the prior written consent of the Bank.

(n) If any of the Accounts are or should become evidenced by promissory notes, trade acceptances or other instruments, to immediately notify the Bank and upon request by the Bank to deliver the same to the Bank appropriately endorsed or assigned with recourse to the Bank's order, and regardless of the form of such endorsement or assignment, the Pledgor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

(o) The Bank hereby authorizes the Pledgor to collect the Accounts, but the Bank may, without cause or notice, curtail or terminate this authority at any time. Upon notice by the Bank to the Pledgor, the Pledgor shall forthwith, upon receipt of all checks, drafts, cash and other remittances in payment of or on account of the Accounts, deposit the same in one or more special accounts maintained with the Bank, over which the Bank alone shall have the power of withdrawal. The remittance of the proceeds of such Accounts shall not, however, constitute payment or liquidation of such Accounts until the Bank shall receive good funds for such proceeds. Funds placed in such special accounts shall be held by the Bank as security for all indebtedness secured hereunder. These proceeds shall be deposited in precisely the form received, except for the endorsement of the Pledgor where necessary to permit collection of items, which endorsement the Pledgor agrees to make, and which endorsement the Bank is also hereby authorized to make on behalf of the Pledgor. In the event the Bank has notified the Pledgor to make deposits to a special account, pending such deposit, the Pledgor agrees that it will not commingle any such checks, drafts, cash or other remittances with any funds or other property of the Pledgor but will hold them separate and apart therefrom, and upon an express trust for the Bank until deposit thereof is made in the special account. The Bank will from time to time apply the whole or any part of collateral funds on deposit in this special account against such Obligations secured hereby as the Bank may in its discretion elect. At the sole election of the Bank, any portion of said funds on deposit in the special account which the Bank shall elect not to apply to such Obligations, shall be paid over by the Bank to the Pledgor. The Bank, or its agents, shall have the right at any time, whether or not an Event of Default shall have occurred (i) to notify any and all account Pledgors to make payment directly to the Bank and otherwise to notify the account Pledgors of this assignment, (ii) to ask for, demand, collect, institute and maintain suits for, receive, compound, compromise and give acquittances for any and all sums owing, which are now or may hereafter be come due upon said Accounts, and to enforce payment thereof either in its own name or in the Pledgor's name, (iii) to endorse the name of the Pledgor on checks, drafts or other items tendered or received in payment of said Accounts and (iv) to enter upon the premises of the Pledgor at any time for the purpose of reducing to possession the Collateral (including chattel paper) and all cash or non-cash proceeds thereof or for the purpose of inspecting the Collateral and/or auditing the books, records and procedures of the Pledgor.

(p) To the extent that they are applicable to its operations, the Pledgor is in compliance with and will comply with all consumer protection laws, rules and regulations, including, but not limited to, the Federal Truth-in-Lending Act, 15 U.S.C. Sections 1601-1655, and all regulations issued thereunder, and upon request, the Pledgor will provide the Bank with such evidence of compliance as the Bank may reasonably request.

(q) The Bank shall have the right at any time to apply the net proceeds of the Accounts whether or not an Event of Default shall have occurred under this Agreement, and the net proceeds of the sale or other disposition of the Inventory, Equipment, or General Intangibles upon the occurrence of an Event of Default under this Agreement, and any other proceeds arising under this Agreement, first, to any Obligation owed the Bank under this Agreement and the then balance, if any, to other indebtedness of the Pledgor owed to the Bank.

3. Events of Default. Any one of the following events will constitute an "Event of Default" under this Agreement:

(a) If any payment on an Obligation or hereunder, or on any other present or future debt or obligation of the Pledgor, the Obligor or any endorser or guarantor of an Obligation (generally, a "Party") to the Bank is not paid when due.

(b) If any Party defaults under or breaches any covenant or provision of an Obligation or defaults under or breaches any covenant or provision of this Agreement or any other instrument or agreement delivered to the Bank in connection with this or any other transaction; or if any Party makes a materially false or misleading statement to the Bank.

(c) If any collateral securing an Obligation is lost, abandoned, destroyed, severely damaged, involved in a legal proceeding, sold or transferred except as permitted by prior agreement with the Bank.

(d) If any Party dies, dissolves, merges, consolidates, changes a general partner or a shareholder owning more 20% of any Party's stock, or ceases to be a going concern.

(e) If a petition or complaint in bankruptcy, for arrangement or reorganization or for relief under any insolvency law is filed by or against any Party, or if any Party admits an inability to pay such Party's debts as they mature.

(f) If any property of any Party is seized, attached or levied on, or if a receiver or custodian is appointed for any Party.

(g) If the Bank in good faith believes that (i) the prospect of payment or performance is impaired, (ii) any collateral for an Obligation is insecure or
(iii) a material adverse change has occurred in any Party's financial condition.

(h) If any guaranty obtained in connection with an Obligation is terminated.

(i) If there shall occur a default under any lien or security interest affecting the Collateral, either superior or inferior to the security interests created by this Agreement.

4. Remedies. If an Event of Default occurs, then without prior notice (unless otherwise provided below), and in addition to any other rights or remedies provided by law or by contract or accorded to a secured party under the UCC, the Bank may in its sole discretion exercise any of the following rights or remedies:

(a) The Bank may declare all sums due under any of the Obligations immediately due and payable without demand.

(b) The Bank may exercise its rights hereunder without giving the Pledgor any opportunity for hearing to be held before the Bank through judicial process or otherwise takes possession of the Collateral upon the occurrence of any Event of Default, and the Pledgor expressly waives the right, if any, to such prior hearing. The Bank may require and the Pledgor agrees upon demand to assemble the Collateral and make it available to the Bank at a place to be designated by the Bank that is reasonably convenient to both parties, and/or the Bank may enter any premises and take possession of the Collateral or any part thereof. Unless the Collateral is perishable or threatens to decline speedily in value or is of type customarily sold on a recognized market, the Bank will give the Pledgor reasonable notice of time and place of any public sale thereof or the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice is mailed, postage prepaid to the Pledgor at its above mentioned address, at least ten (10) days before the time of sale or disposition of the Collateral. The Bank may apply cash proceeds from a sale or disposition first to the expenses of such sale or disposition or other enforcement measures, including attorneys fees and legal expenses, and then to the Obligations in such order as to principal or interest as the Bank may desire. The Pledgor will remain liable for and will pay to the Bank any deficiency remaining after such application of proceeds.

(c) The Bank may appropriate, set off and apply for the payment of any or all of the Obligations, any and all balances, sums, property, claims, credits, deposits, accounts, reserves, collections, drafts, notes or other items or proceeds of the Collateral in or coming into the possession of the Bank or its agents and belonging or owing to the Pledgor, without notice to the Pledgor and in such manner as the Bank may in its discretion determine.

(d) All payments received by the Pledgor under or in connection with any of the Collateral shall be segregated from other funds of the Pledgor, held in trust for the Bank and promptly upon receipt turned over to the Bank, duly endorsed to the Bank, if required. The Bank shall hold such payments as collateral security and apply them to the Obligations in such order as the Bank may elect. Any balance of such payments remaining after payment in full of the Obligations shall be paid to the Pledgor or to whomever is lawfully entitled to receive such payments.

(e) The Pledgor shall pay to the Bank, on demand, any and all costs and expenses, including all reasonable attorney's fees, incurred or paid by the Bank in protecting or enforcing its rights, powers and remedies hereunder or under any other agreement with any Party or any Obligation secured hereby or thereby or in any way connected with any proceeding or action by whom- soever initiated concerning the protection of enforcement thereof

(f) All rights and remedies of the Bank under any law, under this Agreement or under any agreement given in connection with this Agreement shall be cumulative and not exclusive and may be exercised successively or concurrently.

5.  Miscellaneous.

(a) No lawful act of commission or omission upon the part of the Bank, or any delay in exercising its rights hereunder, shall in any way or at any time affect, impair or waive the rights of the Bank to enforce any right, power or benefit hereunder. The provisions of this Agreement may be amended only by the written agreement of the Bank and the Pledgor.

(b) The Pledgor hereby waives presentment, notice of dishonor and protest of all instruments relating to the Obligations or the Collateral and any notices and demands (except as expressly provided herein) whether or not relating to such instruments. The Pledgor further waives any right to trial by jury and any defenses, rights of setoff and rights to interpose counterclaims of any nature.

(c) Any notice or demand given hereunder shall be deemed to have been sufficiently given or served for all purposes by being sent by certified mail, return receipt requested, postage prepaid, to the Pledgor and/or the Bank at the addresses for each as mentioned above, but nothing herein shall be construed to invalidate any other form of communication actually received by the party to whom the same is directed.

(d) Upon the payment m full of all Obligations, the Bank shall have no duty to release the Collateral nor to release the Pledgor from any duty or obligation hereunder unless a period of 95 days, beginning with the date of the last payment made by any Party who shall be so obligated or shall elect to pay, as the case may be, shall elapse during which period no petition in bankruptcy shall be filed by or against any Party. In the event any Obligation secured hereby is paid by the Pledgor, the Obligor, or any maker, endorser or guarantor of the Obligations and because of bankruptcy or other law relating to creditor's rights, such payment is deemed to constitute a preference, the Pledgor agrees to remain liable hereunder if the Bank is compelled to repay any such Obligation or any part thereof to any trustee, receiver, custodian or otherwise.

(e) All rights of the Bank hereunder shall inure to the benefit of its successors and assigns and all obligations of the Pledgor hereunder shall bind his, her, or its heirs, personal representatives, successors and assigns, but nothing herein shall authorize the Pledgor to assign this Agreement or its rights in and to the Collateral.

(f) The Pledgor shall protect, indemnify and save harmless the Bank from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorney's fees and expenses) imposed upon, incurred by, or asserted against, the Bank on account of
(i) any failure or alleged failure of the Pledgor to comply with any of the terms or representations in this Agreement, (ii) any claim or loss or damage to the Collateral or any injury or claim of injury to, or death of, any person or property that may be occasioned by any cause whatsoever pertaining to the Collateral or the use, occupancy or operation thereof or (iii) any failure or alleged failure of the Pledgor to comply with any law, rule or regulation regarding the use, occupancy or operation of the Collateral, provided that such indemnity shall be effective only to the extent of any loss, cost or damage that may be sustained by the Bank in excess of any net proceeds of the insurance received by it from any insurance (other than self-insurance) carried with respect to such loss. Nothing contained herein shall require the Pledgor to indemnify the Bank for any claim or liability resulting from its gross negligence or its willful and wrongful acts. The covenants in this Section shall survive payment of the Obligations. The indemnity provided for herein shall extend to the officers, directors, employees and duly authorized agents of the Bank.

(g) Nothing in this Agreement shall be construed to impose any obligation upon the Bank to expend funds or to extend or continue any credit whatsoever to the Pledgor or Obligor or to take any other discretionary act herein permitted, except to the extent that the Bank may from time to time obligate itself to do so in writing, and the Bank shall have no liability or obligation for any delay or failure to take any discretionary act.

(h) If the Obligor is other than the Pledgor, the Pledgor represents to the Bank that the Bank will have no duty or obligation to investigate the Obligor's financial affairs for the benefit of the Pledgor or to advise the Pledgor of any fact respecting, or of any change in, the Obligor's financial condition or affairs which might come to the Bank's attention.

(i) This Agreement shall be governed by the laws of the Commonwealth of Virginia.

Hampshire Designers, Inc.

(Name of the Pledgor)

By /s/ Charles W. Clayton
Name and Title: Charles W. Clayton, Vice President

By

Name and Title

PRINT OR TYPE ALL INFORMATION

THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ____ YES ____ NAME OF RECORD OWNER
__________________________

SECRETARY OF STATE
P.O. BOX 1135, COLUMBIA, SC 29211

Clerk, _____________ Court

The Commission stamps the File Number on the Original Financing Statement. The secured party must place this same number on all subsequent statements.

Index numbers of subsequent statements (For office use only)


Name & mailing address of all debtors, trade styles, etc. No other name will be indexed.

Hampshire Designers, Inc.
215 Commerce Boulevard
Anderson, SC  29622

Check the box indicating the kind of statement. Check only one box.

____ ORIGINAL FINANCING STATEMENT
____ CONTINUATION-ORIGINAL STILL EFFECTIVE
____ AMENDMENT
____ ASSIGNMENT
____ PARTIAL RELEASE OF COLLATERAL
____ TERMINATION

Name & address of Secured Party

Central Fidelity National Bank
102 Wall Street, P.O. Box 1417
Abingdon, VA  24210

Name & address of Assignee

____ Check if proceeds of collateral are covered


Description of collateral covered by original financing statement

Modular Waste Water Pretreatment Plant located at the Natalie Knitting Mills plant in Chilhowie, Virginia.

Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.

Describe Real Estate if applicable:

Hampshire Designers, Inc.
By: /s/ Charles W. Clayton, Vice President
Signature of Secured Party if applicable (Date)


Central Fidelity National Bank
By:
Signature of Secured Party if applicable (Date)

CENTRAL
FIDELITY

UCC Financing Statement

The Secured Party Desires This Financing Statement To Be indexed Against The Record Owner Of The Real Estate No. No ____ Yes ____ Name Of Record Owner
___________________

State Corporation Commission
(Uniform Commercial Code Division, Box 1197, Richmond, Virginia 23209) Form For Original Financing Statement And Subsequent Statements

The Commission stamps the File Number on the Original Financing Statement. The Secured Party must place this same number on all subsequent statements.

Index numbers of subsequent statements (For office use only)

Name & mailing address of all debtors, trade styles, etc. No other name will be indexed.

Hampshire Designers, Inc.
1200 Rouse Park
Chilhowie, Va  24319

Check the box indicating the kind of statement. Check only one box.

_X__ ORIGINAL FINANCING STATEMENT
____ CONTINUATION-ORIGINAL STILL EFFECTIVE
____ AMENDMENT
____ ASSIGNMENT
____ PARTIAL RELEASE OF COLLATERAL
____ TERMINATION

Name & address of Secured Party

Central Fidelity National Bank
P.O. Box 1417
Abingdon, VA  24210

Name & address of Assignee

Date of maturity if less than five years

__X__ Check if proceeds of collateral are covered


Description of collateral covered by original financing statement

Modular Waste Water Pretreatment Plant located at the Natalie Knitting Mills plant in Chilhowie, Virginia.

Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.

Describe Real Estate if applicable:

Hampshire Designers, Inc.
By: /s/ Charles W. Clayton, Vice President
Signature of Secured Party if applicable (Date)


Central Fidelity National Bank
By:
Signature of Secured Party if applicable (Date)